UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2004

Date of Report (Date of earliest event reported)

U.S.I. Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50041	13-3771733
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

555 Pleasantville Road

Briarcliff Manor, NY 10510

(Address of principal executive offices)

(914) 749-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release dated July 29, 2004.

Item 12. Results of Operations and Financial Condition.

On July 29, 2004, U.S.I. Holdings Corporation issued a press release reporting its financial results for the second quarter ended June 30, 2004. A copy of the press release is furnished and attached as Exhibit 99.1 and is incorporated by reference into this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2004

U.S.I. HOLDINGS CORPORATION

By:	/s/ Ernest J. Newborn
Name:	Ernest J. Newborn, II
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press Release, dated July 29, 2004, issued by U.S.I. Holdings Corporation.